Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Condensed Income Statement
Interest income	$25,430	25,187	26,305	25,939	25,316
Interest expense	6,583	6,931	8,179	8,398	9,017
Net interest income	18,847	18,256	18,126	17,541	16,299
Provision for credit losses	2,339	1,510	211	18	197
Net interest income after provision for credit losses	16,508	16,746	17,915	17,523	16,102
Non-interest income	4,693	5,601	5,704	5,248	5,222
Non-interest expense	15,880	15,388	15,145	15,567	15,809
Income before income taxes	5,321	6,959	8,474	7,204	5,515
Provision for income taxes	877	1,303	1,538	1,285	906
Net income	$4,444	5,656	6,936	5,919	4,609

Supplemental Income Statement Information
Accretion income on acquired loans	$659	816	904	1,174	692
Amortization expenses on acquired interest-bearing liabilities	—	—	—	—	—
Tax-equivalent net interest income	18,886	18,297	18,169	17,584	16,338
Pre-provision, pre-tax net income	7,660	8,469	8,685	7,222	5,712

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22
Basic earnings per common share	$0.31	0.40	0.49	0.41	0.33
Diluted earnings per common share	$0.31	0.40	0.49	0.41	0.33
Book value per share	$19.36	19.30	19.02	18.59	18.26
Tangible book value per share	$12.55	12.45	12.15	11.69	11.34
Weighted average common shares outstanding:
Basic	14,125,191	14,106,778	14,097,414	14,085,764	14,051,310
Diluted	14,125,191	14,106,778	14,097,414	14,085,764	14,051,310
Shares outstanding at period end	14,245,849	14,193,577	14,186,204	14,175,241	14,166,915

Selected Financial Ratios
Return on average assets	0.80%	1.01%	1.21%	1.04%	0.81%
Return on average equity	6.52%	8.22%	10.33%	9.09%	7.33%
Return on average tangible common equity	10.06%	12.78%	16.29%	14.54%	11.91%
Dividend payout ratio	70.97%	55.00%	44.90%	53.66%	66.67%
Net interest margin (tax equivalent)	3.83%	3.69%	3.57%	3.47%	3.25%
Efficiency ratio (tax equivalent)	67.35%	64.39%	63.44%	68.18%	73.33%

Selected Balance Sheet Items
Cash and cash equivalents	$29,181	21,614	35,865	49,778	37,670
Debt and equity securities	276,913	280,565	292,604	302,935	305,644

Loans:
Commercial and industrial	$100,477	104,013	107,925	110,528	112,580
Commercial, secured by real estate	1,090,718	1,100,203	1,083,748	1,110,875	1,110,276
Residential real estate	476,863	469,574	454,918	459,473	463,379
Consumer	15,834	16,928	17,748	18,452	19,030
Agricultural	14,561	15,666	15,262	14,413	13,161
Other, including deposit overdrafts	273	210	267	171	133
Deferred net origination fees	(1,052)	(1,063)	(840)	(902)	(929)
Loans, gross	1,697,674	1,705,531	1,679,028	1,713,010	1,717,630
Less allowance for credit losses	13,372	13,704	12,170	12,108	12,124
Loans, net	$1,684,302	1,691,827	1,666,858	1,700,902	1,705,506

Loans held for sale	$3,438	1,718	4,018	6,026	6,098

	Three Months Ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$13,704	12,170	12,108	12,124	12,001
Provision for credit losses on loans	2,398	1,520	231	63	162
Losses charged off	(2,766)	(67)	(193)	(95)	(53)
Recoveries	36	81	24	16	14
Allowance for credit losses, end of period	$13,372	13,704	12,170	12,108	12,124

Total earning assets	$1,986,777	1,993,785	1,983,606	2,034,540	2,038,666
Goodwill	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,705	6,931	7,161	7,408	7,708
Mortgage servicing rights	2,188	2,340	2,519	2,698	2,908
Other non-earning assets	151,856	147,403	160,769	172,844	163,153
Total non-earning assets	251,059	246,984	260,759	273,260	264,079
Total assets	2,237,836	2,240,769	2,244,365	2,307,800	2,302,745
Total deposits	1,838,793	1,840,355	1,849,082	1,919,372	1,921,649
Long-term debt	104,133	104,428	104,717	105,000	104,637
Total shareholders’ equity	275,816	273,929	269,870	263,474	258,651
Equity to assets ratio	12.33%	12.22%	12.02%	11.42%	11.23%
Loans to deposits ratio	92.33%	92.67%	90.80%	89.25%	89.38%

Tangible common equity (TCE)	$178,801	176,689	172,399	165,756	160,633
Tangible common assets (TCA)	2,140,821	2,143,529	2,146,894	2,210,082	2,204,727
TCE/TCA	8.35%	8.24%	8.03%	7.50%	7.29%

Selected Average Balance Sheet Items
Cash and cash equivalents	$35,116	29,395	38,466	34,256	36,125
Debt and equity securities	278,950	285,810	298,341	302,475	304,033

Loans, including loans held for sale	$1,707,948	1,675,449	1,706,281	1,718,959	1,721,894
Less allowance for credit losses on loans	12,812	12,186	12,099	12,117	11,996
Net loans	$1,695,136	1,663,263	1,694,182	1,706,842	1,709,898

Total earning assets	$2,000,595	1,968,188	2,017,294	2,031,261	2,036,514
Goodwill	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,816	7,043	7,275	7,555	7,854
Mortgage servicing rights	2,340	2,520	2,699	2,908	3,099
Other non-earning assets	153,437	153,528	159,328	158,251	160,281
Total non-earning assets	252,903	253,401	259,612	259,024	261,544
Total assets	2,253,498	2,221,589	2,276,906	2,290,285	2,298,058
Total deposits	1,846,345	1,822,412	1,884,748	1,906,305	1,896,443
Short-term borrowings	4,795	—	52	63	72
Long-term debt	104,376	104,664	104,951	104,701	127,289
Total shareholders’ equity	276,362	272,856	266,489	261,193	255,120
Equity to assets ratio	12.26%	12.28%	11.70%	11.40%	11.10%
Loans to deposits ratio	92.50%	91.94%	90.53%	90.17%	90.80%

Asset Quality
Net charge-offs (recoveries)	$2,730	(14)	169	79	39
Other real estate owned	—	—	—	—	—

Non-accrual loans	$3,227	1,794	1,793	4,500	4,710
Loans past due 90 days or more and still accruing	136	530	163	271	181
Total nonperforming loans	$3,363	2,324	1,956	4,771	4,891

Net charge-offs to average loans	0.65%	0.00%	0.04%	0.02%	0.01%
Allowance for credit losses on loans to total loans	0.79%	0.80%	0.72%	0.71%	0.71%
Nonperforming loans to total loans	0.20%	0.14%	0.12%	0.28%	0.28%
Nonperforming assets to total assets	0.15%	0.10%	0.09%	0.21%	0.21%

	Three Months Ended
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Assets Under Management
LCNB Corp. total assets	$2,237,836	2,240,769	2,244,365	2,307,800	2,302,745
Trust and investments (fair value)	1,081,558	1,053,887	1,041,270	990,699	957,359
Mortgage loans serviced	325,133	333,518	341,548	348,003	354,593
Cash management	39,979	10,935	73,002	62,737	100,830
Investment services (fair value)	491,890	504,123	494,947	466,299	441,621
Total assets managed	$4,176,396	4,143,232	4,195,132	4,175,538	4,157,148

	Three Months Ended March 31,
	2026			2025
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,707,948	23,433	5.56%	1,721,894	23,181	5.46%
Interest-bearing demand deposits	10,987	107	3.95%	10,337	130	5.10%
Interest-bearing time deposits	2,710	25	3.74%	250	—	—%
Federal Reserve Bank stock	6,405	94	5.95%	6,405	95	6.02%
Federal Home Loan Bank stock	20,710	392	7.68%	20,710	469	9.18%
Investment securities:
Equity securities	5,104	37	2.94%	5,043	39	3.14%
Debt securities, taxable	230,649	1,196	2.10%	254,715	1,256	2.00%
Debt securities, non-taxable (2)	16,082	185	4.67%	17,160	185	4.37%
Total earnings assets	2,000,595	25,469	5.16%	2,036,514	25,355	5.05%
Non-earning assets	265,726			273,545
Allowance for credit losses	(12,823)			(12,001)
Total assets	$2,253,498			2,298,058

Interest-bearing demand and money market deposits	$682,183	2,465	1.47%	570,473	2,337	1.66%
Savings deposits	356,622	207	0.24%	365,876	195	0.22%
IRA and time certificates	343,061	2,609	3.08%	497,178	5,027	4.10%
Short-term borrowings	4,795	46	3.89%	72	1	5.63%
Long-term debt	104,376	1,256	4.88%	127,289	1,457	4.64%
Total interest-bearing liabilities	1,491,037	6,583	1.79%	1,560,888	9,017	2.34%
Demand deposits	464,479			462,916
Other liabilities	21,620			19,134
Equity	276,362			255,120
Total liabilities and equity	$2,253,498			2,298,058
Net interest rate spread (3)			3.37%			2.71%
Net interest income and net interest margin on a taxable-equivalent basis (4)		18,886	3.83%		16,338	3.25%
Ratio of interest-earning assets to interest-bearing liabilities	134.17%			130.47%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	March 31, 2026	December 31, 2025
	Unaudited	Audited
ASSETS:
Cash and due from banks	$23,141	18,353
Interest-bearing demand deposits	6,040	3,261
Total cash and cash equivalents	29,181	21,614
Interest-bearing time deposits	2,712	2,710
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,422	1,433
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	228,750	232,271
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $10 and $11 at March 31, 2026 and December 31, 2025, respectively	15,960	16,080
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,710	20,710
Loans held-for-sale	3,438	1,718
Loans, net of allowance for credit losses of $13,372 and $13,704 at March 31, 2026 and December 31, 2025, respectively	1,684,302	1,691,827
Premises and equipment, net	38,965	39,196
Operating lease right-of-use assets	6,388	6,475
Goodwill	90,310	90,310
Core deposit and other intangibles, net	8,893	9,271
Bank-owned life insurance	55,783	55,424
Interest receivable	8,312	7,968
Other assets, net	32,639	33,691
TOTAL ASSETS	$2,237,836	2,240,769

LIABILITIES:
Deposits:
Noninterest-bearing	$469,767	466,094
Interest-bearing	1,369,026	1,374,261
Total deposits	1,838,793	1,840,355
Long-term debt	104,133	104,428
Operating lease liabilities	6,758	6,877
Accrued interest and other liabilities	12,336	15,180
TOTAL LIABILITIES	1,962,020	1,966,840

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,462,306 and 17,409,085 shares at March 31, 2026 and December 31, 2025, respectively; outstanding 14,245,849 and 14,193,577 shares at March 31, 2026 and December 31, 2025, respectively	188,620	188,212
Retained earnings	153,250	151,938
Treasury shares at cost, 3,216,457 and 3,215,508 shares at March 31, 2026 and December 31, 2025, respectively	(56,087)	(56,071)
Accumulated other comprehensive loss, net of taxes	(9,967)	(10,150)
TOTAL SHAREHOLDERS' EQUITY	275,816	273,929
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,237,836	2,240,769

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2026	2025
INTEREST INCOME:
Interest and fees on loans	$23,433	23,181
Dividends on equity securities:
With a readily determinable fair value	11	10
Without a readily determinable fair value	26	29
Interest on debt securities:
Taxable	1,196	1,256
Non-taxable	146	146
Other investments	618	694
TOTAL INTEREST INCOME	25,430	25,316

INTEREST EXPENSE:
Interest on deposits	5,281	7,559
Interest on short-term borrowings	46	1
Interest on long-term debt	1,256	1,457
TOTAL INTEREST EXPENSE	6,583	9,017
NET INTEREST INCOME	18,847	16,299

PROVISION FOR CREDIT LOSSES	2,339	197
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	16,508	16,102

NON-INTEREST INCOME:
Fiduciary income	2,539	2,164
Service charges and fees on deposit accounts	1,485	1,766
Bank-owned life insurance income	359	346
Net gains from sales of loans	200	841
Net other operating income	110	105
TOTAL NON-INTEREST INCOME	4,693	5,222

NON-INTEREST EXPENSE:
Salaries and employee benefits	9,467	9,172
Equipment expenses	392	382
Occupancy expense, net	1,021	1,010
State financial institutions tax	447	453
Marketing	294	315
Amortization of intangibles	225	297
FDIC insurance premiums, net	275	410
Computer maintenance and supplies	405	380
Contracted services	979	870
Other non-interest expense	2,375	2,520
TOTAL NON-INTEREST EXPENSE	15,880	15,809
INCOME BEFORE INCOME TAXES	5,321	5,515
PROVISION FOR INCOME TAXES	877	906
NET INCOME	$4,444	4,609

Earnings per common share:
Basic	0.31	0.33
Diluted	0.31	0.33
Weighted average common shares outstanding:
Basic	14,125,191	14,051,310
Diluted	14,125,191	14,051,310